UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Great America Parkway, Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2016, Violin Memory, Inc. (“Violin”) received a notice from the New York Stock Exchange (“NYSE”) that Violin is not in compliance with the continued listing standard set forth in Section 802.01C of the NYSE Listed Company Manual because the average closing price of its common stock was less than $1.00 over a consecutive 30 day trading period. As of January 6, 2016, the 30 trading-day average closing price of Violin’s common stock was $0.99 per share.

Violin plans to timely notify the NYSE by January 25, 2016 that it intends to cure the deficiency and to return to compliance with the NYSE continued listing requirements. Violin has six months following the receipt of the non-compliance notice to cure the deficiency and regain compliance. Violin can also regain compliance at any time during the six-month cure period if Violin’s common stock has a closing price of at least $1.00 per share on the last trading day of any calendar month during the six-month cure period and an average closing price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of that month. If Violin determines to remedy the non-compliance by taking action that will require stockholder approval, such as a reverse stock split, the NYSE will continue to list Violin’s common stock pending stockholder approval no later than Violin’s next annual meeting of stockholders and the implementation of such action promptly thereafter.

Violin’s common stock will continue to be listed and traded on the NYSE during the cure period, subject to Violin’s compliance with the NYSE’s other applicable continued listing standards. Violin’s stock symbol “VMEM” will be assigned a “.BC” indicator by the NYSE to signify that Violin currently is not in compliance with the NYSE’s continued listing standards. The non-compliance notice does not conflict with or violate any of Violin’s credit or debt obligations. In the event Violin fails to regain compliance with Section 802.01C during the cure period, Violin’s common stock will be subject to the NYSE’s suspension and delisting procedures.

Item 7.01	Regulation FD Disclosure.

As required under Rule 802.01C, Violin issued a press release on January 14, 2016, announcing that it had received the non-compliance notice from the NYSE, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including the press release, is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

99.1	Press release of Violin Memory, Inc., dated January 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Violin Memory, Inc.

Date: January 14, 2016	By:	/s/ Cory J. Sindelar
Cory J. Sindelar, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release of Violin Memory, Inc., dated January 14, 2016